UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/23/2008

ALLIANCE DATA SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15749

Delaware	31-1429215
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17655 Waterview Parkway
Dallas, Texas 75252
(Address of principal executive offices, including zip code)

(972) 348-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On May 28, 2008, Alliance Data Systems Corporation ("ADSC") issued a press release announcing that on May 23, 2008, its Loyalty Services segment secured a comprehensive long-term renewal and expansion agreement with Bank of Montreal ("BMO") as a sponsor in its AIR MILES(R) Reward Program (the "Fourth Amendment"), pursuant to which BMO has transferred to ADSC the responsibility of reserving for costs associated with the redemption of AIR MILES reward miles issued by BMO as a sponsor, both those that are currently outstanding and those to be issued by BMO in the future. Under the terms of the renewal, BMO will pay ADSC approximately US $370 million by the end of the second quarter, which entire amount will be placed in ADSC's redemption settlement asset account and be utilized to cover the cost of redemptions of outstanding AIR MILES reward miles issued by BMO under the previous arrangement.

The foregoing summary of the Fourth Amendment is qualified in its entirety by reference to the full text of such amendment, a copy of which is attached as Exhibi 10.1 hereto and incorporated by reference herein. A copy of the press release is attached hereto as Exhibit 99.1.

Bank of Montreal also acts as the administrative agent, co-lead arranger, sole bookrunner and a lender under ADSC's $540.0 million revolving credit facility dated September 29, 2006, as amended, and as administrative agent and lender under ADSC's $150.0 million bridge loan facility dated January 24, 2007, as amended.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

10.1 Fourth Amendment to Amended and Restated Program Participation Agreement, dated as of May 23, 2008, between Loyalty Management Group Canada Inc. and Bank of Montreal.

99.1 Press release dated May 28, 2008 regarding long-term renewal and expansion agreement with Bank of Montreal.

The information contained in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE DATA SYSTEMS CORPORATION

Date: May 28, 2008	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated May 28, 2008 regarding long-term renewal and expansion agreement with Bank of Montreal.
EX-10.1	Fourth Amendment to Amended and Restated Program Participation Agreement, dated as of May 23, 2008, between Loyalty Management Group Canada Inc. and Bank of Montreal.